                                                          EXHIBIT 4.1

STOCK CERTIFICATE, FRONT PAGE

                                                        [MOTIENT LOGO]
        NUMBER
                        SHARES

MTNT     A-1                                MOTIENT
CORPORATION                                 CUSIP ____________
INCORPORATED UNDER THE LAWS
                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE
                 CERTAIN DEFINITIONS


THIS CERTIFIES THAT




is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A PREFERRED STOCK OF THE PAR
                           VALUE OF $.01 PER SHARE OF
                               MOTIENT CORPORATION
 (hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney (upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and by-laws of the Corporation and countersigned and registered by the Transfer Agent and Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated




        /s/David H. Engvall     CORPORATE SEAL       /s/Walter V. Purnell, Jr.
              SECRETARY       MOTIENT CORPORATION    PRESIDENT AND CHIEF
                                1988 DELAWARE        EXECUTIVE  OFFICER

STOCK CERTIFICATE, FRONT PAGE, RIGHT SIDE, LEGEND, PERPENDICULAR

COUNTERSIGNED AND REGISTERED:
        FIRST CHICAGO TRUST COMPANY OF NEW YORK
BY                                          TRANSFER AGENT AND REGISTRAR




                                            AUTHORIZED OFFICER

STOCK CERTIFICATE, REVERSE PAGE

The Corporation will furnish without charge to each stockholder of the Corporation who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

        TEN COM       -as tenants in common                   UNIF GIFT MIN ACT- ........Custodian.........
        TEN ENT       -as tenants by the entireties                              (Cust)             (Minor)
        JT TEN        -as joint tenants with right of                            under Uniform Gifts to Minors
                       survivorship and not as tenants                           Act.......................
                       in common

                      Additional abbreviations may also be used though not in the above list.


For value received _______________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

-----------------------------------  -------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________


                       ---------------------------------------------------------
                   NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST
                            CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                            OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:

-------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAON ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.